UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): NOVEMBER 14, 2005


                              LAS VEGAS SANDS CORP.
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             (Exact name of registrant as specified in its charter)


                                     NEVADA
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                 (State or other jurisdiction of incorporation)


                 00132373                              27-0099920
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          (Commission File Number)           (IRS Employer Identification No.)


       3355 LAS VEGAS BOULEVARD SOUTH
             LAS VEGAS, NEVADA                            89109
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   (Address of principal executive offices)             (Zip Code)


                                 (702) 414-1000
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 14, 2005, Las Vegas Sands Corp. issued a press release announcing that it recorded reserves in the quarter ended September 30, 2005 in connection with the previously disclosed litigation relating to the construction of The Venetian Resort Hotel Casino in Las Vegas. The reserves were not reflected in the Company's earnings press release for the quarter ended September 30, 2005. The press release is attached as Exhibit 99.1 to this report and is incorporated by reference into this item.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1                       Press Release, dated November 14, 2005



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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 14, 2005


                                     LAS VEGAS SANDS CORP.


                                     By: /s/ Scott Henry
                                         -----------------------------------
                                         Name:  Scott Henry
                                         Title: Senior Vice President and
                                                Chief Financial Officer



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                                INDEX TO EXHIBITS
                                -----------------


EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

 99.1             Press Release dated November 14, 2005.